SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                              (Amendment No.   )
                                            ---

Filed  by  the  Registrant     [X]
Filed  by  a  Party  other  than  the  Registrant     [  ]

Check  the  appropriate  box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e) (2))
[ ]  Definitive Proxy Statement
[x]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-1(c) or Rule 14a-12


                              IRT PROPERTY COMPANY
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                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment  of  Filing  Fee  (Check  the  appropriate  box):

[X]   No  fee  required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1)   Title of each class of securities to which transaction applies:

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      (2)   Aggregate  number of securities to which transaction applies:

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      (3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

            --------------------------------------------------------------------

      (4)   Proposed  maximum  aggregate  value  of  transaction:

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      (5)   Total  fee  paid:

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[ ]   Fee  paid  previously  with  preliminary  materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount  Previously  Paid:

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      (2)   Form,  Schedule  or  Registration  Statement  No.:

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      (3)   Filing  Party:

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      (4)   Date  Filed:

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

                                   IRT PROPERTY COMPANY

                            200 GALLERIA PARKWAY, SUITE 1400
                                  ATLANTA, GEORGIA 30339
                        ----------------------------------------

                                      PROXY SUPPLEMENT
                                     DATED MAY 31, 2002
                                           TO THE
                           PROXY STATEMENT DATED APRIL 30, 2002
                        ----------------------------------------

To  our  Shareholders:

     IRT Property Company (the "Company") is delivering this Proxy Supplement (this "Proxy Supplement") to you to correct and update some of the information contained in the Company's Proxy Statement dated April 30, 2002 (the "Original Proxy Statement") that was previously delivered to you in connection with the Company's 2002 Annual Meeting of Shareholders held on May 30, 2002. Capitalized terms used but not defined in the Proxy Supplement shall have the meanings ascribed to them in the related Original Proxy Statement.

     The following information supersedes and replaces in its entirety the table of the Original Proxy Statement entitled "Option Grants in Fiscal 2001":


                                      OPTION GRANTS IN FISCAL 2001

                                      INDIVIDUAL GRANTS                          POTENTIAL REALIZABLE
                            -------------------------------------              VALUE AT ASSUMED ANNUAL
                            NUMBER OF    % OF TOTAL                                RATES OF STOCK
                            SECURITIES    OPTIONS                                 APPRECIATION FOR
                            UNDERLYING   GRANTED TO   EXERCISE OR                    OPTION TERM
                             OPTIONS     EMPLOYEES    BASE PRICE   EXPIRATION  ------------------------
NAME                        GRANTED (#)   IN 2001       ($/SH)        DATE          5%           10%
--------------------------  -----------  ----------  ------------  ----------  -------------  ---------
Incentive Stock Options
Thomas H. McAuley               12,000        2.39%  $      8.313      1/2/11  $     62,732   $158,976
James G. Levy                   12,000        2.39%         8.313      1/2/11        62,732    158,976
W. Benjamin Jones, III          12,000        2.39%         8.313      1/2/11        62,732    158,976
Robert E. Mitzel                12,000        2.39%         8.313      1/2/11        62,732    158,976
E. Thornton Anderson            12,000        2.39%         8.313      1/2/11        62,732    158,976

Nonqualified Stock Options
Thomas H. McAuley            74,212 (1)      14.79%  $      8.313      1/2/08  $    251,135   $585,251
James G. Levy                13,313 (1)       2.65%         8.313      1/2/08        45,051    104,989
W. Benjamin Jones, III       15,168 (1)       3.02%         8.313      1/2/08        51,329    119,618
Robert E. Mitzel             15,168 (1)       3.02%         8.313      1/2/08        51,329    119,618
E. Thornton Anderson          8,133 (1)       1.62%         8.313      1/2/08        27,522     64,139

(1)     Includes  a  dividend  equivalent  feature  as  described  in  the  Summary Compensation Table.

     This Proxy Supplement is being furnished by the Company as additional proxy material, in connection with the solicitation of proxies by the Company's Board of Directors for the Company's 2002 Annual Meeting of Shareholders and all adjournments or reconventions thereof.

     Please note that this Proxy Supplement should be read in conjunction with the Original Proxy Statement, including the Notice of Annual Meeting of Shareholders distributed therewith and all information incorporated by reference therein. If you would like another copy of the Original Proxy Statement, please request a copy at the following address or telephone number:

                               Investor Relations
                              IRT Property Company
                        200 Galleria Parkway, Suite 1400
                             Atlanta, Georgia 30339

                             Telephone: (770) 955-4406
                             Facsimile: (770) 988-8773


                                       BY  ORDER  OF  THE  BOARD  OF  DIRECTORS

                                       /s/  W.  Benjamin  Jones  III

                                       W.  Benjamin  Jones  III
                                       Executive Vice President  and Secretary